UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2026
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AlTi Global, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Vanderbilt Avenue, 27th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Operating Officer Employment Contract Amendment

On July 1, 2026, AlTi Global, Inc. (the “Company”) entered into Amendment No. 1 to the Executive Employment and Restrictive Covenant Agreement with Kevin Moran, the Company’s President and Chief Operating Officer (the “Amended Moran Agreement”). The Amended Moran Agreement updates Mr. Moran’s title, increases his annual base salary to $600,000, sets his 2026 target bonus at $1,600,000, and revises the treatment of certain outstanding equity awards. The Amended Moran Agreement also reduces the notice period under Exhibit A from 180 days to 30 days. The foregoing description of the Amended Moran Agreement is qualified in its entirety by reference to the copy of the Amended Moran Agreement filed as Exhibit 10.1 hereto.

Interim Chief Executive Officer Employment Contract

On July 1, 2026, the Company entered into an Executive Employment and Restrictive Covenant Agreement (the “Curtin Employment Agreement”) with Nancy Curtin in connection with her service as Interim Chief Executive Officer. The Company previously reported Ms. Curtin’s appointment as Interim Chief Executive Officer, and described the material terms of her compensatory arrangements, in its Current Report on Form 8-K filed March 31, 2026. The foregoing description of the Curtin Employment Agreement is qualified in its entirety by reference to the copy of the Curtin Employment Agreement filed as Exhibit 10.2 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amendment No. 1 to Executive Employment and Restrictive Covenant Agreement, by and between the Company and Kevin Moran, dated July 1, 2026

10.2	Executive Employment and Restrictive Covenant Agreement, by and between the Company and Nancy Curtin, dated July 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026	ALTI GLOBAL, INC.
(Registrant)

/s/ Colleen Graham

Name: Colleen Graham
Title: Chief Legal, Compliance & Risk Officer